UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2015

REDWOOD MORTGAGE INVESTORS IX, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-181953	26-3541068
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1825 S. Grant Street, Suite 250 San Mateo, CA	94402-2678
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 365-5341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 17, 2015, Redwood Mortgage Investors IX, LLC (the “Company”) dismissed Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm. On December 22, 2015, the Company engaged BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm. The decision to dismiss Armanino and appoint BDO was approved by the Company’s manager, Redwood Mortgage Corp.

The audit reports of Armanino regarding the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and during the subsequent interim period from January 1, 2015 through December 17, 2015, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Armanino on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Armanino, would have caused it to make reference to the subject matter of such disagreement in its reports and (b) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Armanino with a copy of the disclosures it is making in this report and requested that Armanino furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether Armanino agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Armanino’s letter dated December 22, 2015 is attached as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014 and 2013 and during the subsequent interim period from January 1, 2015 through December 21, 2015, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Armanino LLP to the Securities and Exchange Commission dated December 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS IX, LLC

By:	Redwood Mortgage Corp., Manager

	By:	/s/ Michael R. Burwell
	Name:	Michael R. Burwell
	Title:	President, Secretary and Treasurer

Date: December 23, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter from Armanino LLP to the Securities and Exchange Commission dated December 22, 2015.